UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AVADEL PHARMACEUTICALS PLC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Avadel Pharmaceuticals

AVADEL PHARMACEUTICALS PLC

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 3, 2021.

MR SAM SAMPLE
DESIGNATION (IF ANY)
MR JOINT HOLDER 1
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Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	May 25, 2021
Meeting Date:	August 3, 2021
Meeting Time:	10:00 AM (Irish Standard Time)
Location:	Arthur Cox Ten Earlsfort Terrace Dublin 2, D02 T380, IRELAND

You are receiving this communication because you are a registered holder of ordinary shares of Avadel Pharmaceuticals plc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.eproxyappointment.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Shareholder Reference Number:	C1234567890
Control Number:	917202
PIN#:	1234

00000XXX/000000/000000 12Q57C D02

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice of Annual General Meeting & Proxy Statement Annual Report on Form 10-K Irish Statutory Financial Statements, including Related Reports How to View Online: Have the information that is printed in the box (located on the previous page) and visit: www.eproxyappointment.com How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: *If requesting materials by e-mail, please send an e-mail with the information that is printed in the box on the previous page along with the company name Avadel Pharmaceuticals plc in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 27, 2021 to facilitate timely delivery. How to Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.eproxyappointment.com. Have the information that is printed in the box marked on the previous page and follow the instructions. Vote By Mail or E-Mail: You can vote by mail or e-mail by requesting a paper copy of the materials, which will include a proxy card and instructions for submission.

*000001010101000* The Board of Directors recommends a vote FOR the nominees listed under item 1: Election of Directors Nominees: 1a.Gregory J. Divis 1b.Dr. Eric J. Ende 1c.Geoffrey M. Glass 1d.Dr. Mark A. McCamish 1e.Linda S. Palczuk 1f.Peter J. Thornton The Board of Directors recommends a vote FOR the following proposals: To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting ﬁrm for the ﬁscal year ending December 31, 2021 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting ﬁrm remuneration. To renew the Board of Directors’ existing authority under Irish law to allot and issue ordinary shares. To approve any motion to adjourn the Annual General Meeting of Shareholders, or any adjournments thereof, to another time and place to solicit additional proxies if there are insufﬁcient votes at the time of the Annual General Meeting of Shareholders to approve any or all of Proposal 5. Special Resolution. To renew the Board of Directors’ existing authority under Irish law to opt-out of the statutory pre-emption rights. NOTE: The Board of Directors will consider and act upon any other business as may properly come before the meeting or any adjournment or postponement thereof.